Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gold Holdings Corporation (the "Company") on Form 10-K for the period ended December 31, 2009 and 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Demitro Marianovich,Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By /s/ Demitro Marianovich

Demitro Marianovich
Chief Executive Officer
March 24, 2010